EXHIBIT 10.2

RESOLUTION OF THE BOARD OF DIRECTORS

OF

Ingen Technologies, Inc.

The undersigned, being members of the Board of Directors of Ingen Technologies, Inc., a Georgia Corporation, do hereby declare and state that they consent to and hereby adopt the following resolutions and/or the following actions:

RESOLVED: According to the Board of Director meeting on March 19th, 2015, the Board unanimously agreed to offer new Directors Agreements to all Ingen Technologies, Inc. Directors – David S Hanson, Gary B Tilden, Richard G Campbell and Donn W Miller. The Directors Agreements were revised to insure accuracy and updated to correspond to current status.

I certify that the Corporation is duly organized and existing and has the power to take action called for by the above Resolution dated March 21, 2015.

Acknowledged by:

By: /s/ Gary B. Tilden	3/21/2015
Gary Tilden, Chairman of the Board	Date

By:/s/ David S. Hanson	3/21/2015
David Hanson, CEO	Date

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INGEN TECHNOLOGIES, INC. (“Ingen”)

DIRECTOR’S AGREEMENT

The undersigned Proposed Director (“the undersigned”) agrees to serve on the above company’s Board of Directors from the Directors’ meeting held on March 19, 2015 to the date of the Shareholders’ Annual Meeting in the next calendar year.

In exchange for serving in this capacity, the undersigned has been granted 1,000,000 shares of Ingen Preferred Series A shares. These shares are restricted and cannot be sold or otherwise transferred by the undersigned except as provided by law, and in no event, prior to the end of the period of time of the undersigned’s service as a company Director as provided in the first paragraph of this Agreement.

The undersigned must remain a Director of the company for the time period above to retain the shares. If he does not serve as a Director for the time period above (unless due to an Act of God or his long-term incapacitation), then the undersigned agrees to return all of the shares listed above to the Company immediately upon his resignation or dismissal from the Board. The Company will not dismiss the undersigned without cause, and with notice and an opportunity for the undersigned to be heard by the Board first.

The undersigned is entitled to $500.00 for each Directors meeting that he physically attends and $500.00 for any telephonic meeting, meeting-without-notice proceeding, or other official meeting or action of the Board (such as the consideration and passage of a Board Resolution) for which he signs a Waiver of Notice and Consent.

The undersigned pledges his best efforts and promises to conduct himself in a professional manner in carrying out the duties as a Director of the company. The undersigned promises not to divulge to others and will not use confidential or proprietary information of Ingen for his or anyone else’s gain (during or after the time in which the undersigned is a company Director). Unless as otherwise approved in advance by the Ingen Board of Directors, the undersigned promises that he will not serve as a director, officer, employee, agent or consultant to any competing business enterprise of Ingen’s during the time in which he is a Director of the company.

It is understood that the company does not have errors and omissions insurance for management as of the date of this Agreement, however, the company will obtain such insurance, upon reasonably adequate terms, as soon as it can afford it.

The company will pay the reasonable expenses of the undersigned in carrying out his duties as a Director; however, any expenses in excess of $25.00 must be approved by company CEO David S Hanson in advance. Except to the extent not allowed by Georgia law, the company hereby holds the undersigned harmless from liability to the company, its shareholders and any third parties for acts and omissions while a Director of the company and further agrees to indemnify and defend the undersigned in the event of any action taken by the company, its shareholders or third parties against the undersigned in his or her position as Director of the company.

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Any disputes arising from this Agreement not resolved by the parties in a good faith, timely manner shall be arbitrated within Riverside County, California under the rules and procedures of the American Arbitration Association. Attorney’s fees and costs are to be awarded to the prevailing party.

Dated this 19th day of March, 2015.

Ingen Technologies, Inc.

-ABSTAINED-	By: /s/ David S. Hanson
Gary B. Tilden, Chairman	David S Hanson, CEO

By: /s/ Gary B. Tilden
Gary B Tilden, Director & COO

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INGEN TECHNOLOGIES, INC. (“Ingen”)

DIRECTOR’S AGREEMENT

The undersigned Director (“the undersigned”) agrees to serve on the above company’s Board of Directors from the Directors’ meeting held on March 19, 2015 to the date of the Shareholders’ Annual Meeting in the next calendar year .

In exchange for serving in this capacity, the undersigned has been granted 1,000,000 shares of Ingen Preferred Series A shares. These shares are restricted and cannot be sold or otherwise transferred by the undersigned except as provided by law, and in no event, prior to the end of the period of time of the undersigned’s service as a company Director as provided in the first paragraph of this Agreement.

The undersigned must remain a Director of the company for the time period above to retain the shares. If he does not serve as a Director for the time period above (unless due to an Act of God or his long-term incapacitation), then the undersigned agrees to return all of the shares listed above to the Company immediately upon his resignation or dismissal from the Board. The Company will not dismiss the undersigned without cause, and with notice and an opportunity for the undersigned to be heard by the Board first.

The undersigned is entitled to $500.00 for each Directors meeting that he physically attends and $500.00 for any telephonic meeting, meeting-without-notice proceeding, or other official meeting or action of the Board (such as the consideration and passage of a Board Resolution) for which he signs a Waiver of Notice and Consent.

The undersigned pledges his best efforts and promises to conduct himself in a professional manner in carrying out the duties as a Director of the company. The undersigned promises not to divulge to others and will not use confidential or proprietary information of Ingen for his or anyone else’s gain (during or after the time in which the undersigned is a company Director). Unless as otherwise approved in advance by the Ingen Board of Directors, the undersigned promises that he will not serve as a director, officer, employee, agent or consultant to any competing business enterprise of Ingen’s during the time in which he is a Director of the company.

It is understood that the company does not have errors and omissions insurance for management as of the date of this Agreement, however, the company will obtain such insurance, upon reasonably adequate terms, as soon as it can afford it.

The company will pay the reasonable expenses of the undersigned in carrying out his duties as a Director; however, any expenses in excess of $25.00 must be approved by company CEO David S Hanson in advance. Except to the extent not allowed by Georgia law, the company hereby holds the undersigned harmless from liability to the company, its shareholders and any third parties for acts and omissions while a Director of the company and further agrees to indemnify and defend the undersigned in the event of any action taken by the company, its shareholders or third parties against the undersigned in his or her position as Director of the company.

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Any disputes arising from this Agreement not resolved by the parties in a good faith, timely manner shall be arbitrated within Riverside County, California under the rules and procedures of the American Arbitration Association. Attorney’s fees and costs are to be awarded to the prevailing party.

Dated this 19th day of March, 2015.

Ingen Technologies, Inc.

By: /s/ Gary B. Tilden	By: /s/ David S. Hanson
Gary B. Tilden, Chairman	David S Hanson, Director & CEO

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INGEN TECHNOLOGIES, INC. (“Ingen”)

DIRECTOR’S AGREEMENT

The undersigned Director (“the undersigned”) agrees to serve on the above company’s Board of Directors from the Directors’ meeting held on March 19, 2015 to the date of the Shareholders’ Annual Meeting in the next calendar year.

In exchange for serving in this capacity, the undersigned has been granted 1,000,000 shares of Ingen Preferred Series A shares. These shares are restricted and cannot be sold or otherwise transferred by the undersigned except as provided by law, and in no event, prior to the end of the period of time of the undersigned’s service as a company Director as provided in the first paragraph of this Agreement.

The undersigned must remain a Director of the company for the time period above to retain the shares. If he does not serve as a Director for the time period above (unless due to an Act of God or his long-term incapacitation), then the undersigned agrees to return all of the shares listed above to the Company immediately upon his resignation or dismissal from the Board. The Company will not dismiss the undersigned without cause, and with notice and an opportunity for the undersigned to be heard by the Board first.

The undersigned is entitled to $500.00 for each Directors meeting that he physically attends and $500.00 for any telephonic meeting, meeting-without-notice proceeding, or other official meeting or action of the Board (such as the consideration and passage of a Board Resolution) for which he signs a Waiver of Notice and Consent.

The undersigned pledges his best efforts and promises to conduct himself in a professional manner in carrying out the duties as a Director of the company. The undersigned promises not to divulge to others and will not use confidential or proprietary information of Ingen for his or anyone else’s gain (during or after the time in which the undersigned is a company Director). Unless as otherwise approved in advance by the Ingen Board of Directors, the undersigned promises that he will not serve as a director, officer, employee, agent or consultant to any competing business enterprise of Ingen’s during the time in which he is a Director of the company.

It is understood that the company does not have errors and omissions insurance for management as of the date of this Agreement, however, the company will obtain such insurance, upon reasonably adequate terms, as soon as it can afford it.

The company will pay the reasonable expenses of the undersigned in carrying out his duties as a Director; however, any expenses in excess of $25.00 must be approved by company CEO David S Hanson in advance. Except to the extent not allowed by Georgia law, the company hereby holds the undersigned harmless from liability to the company, its shareholders and any third parties for acts and omissions while a Director of the company and further agrees to indemnify and defend the undersigned in the event of any action taken by the company, its shareholders or third parties against the undersigned in his or her position as Director of the company.

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Any disputes arising from this Agreement not resolved by the parties in a good faith, timely manner shall be arbitrated within Riverside County, California under the rules and procedures of the American Arbitration Association. Attorney’s fees and costs are to be awarded to the prevailing party.

Dated this 19th day of March, 2015.

Ingen Technologies, Inc.

By: /s/ Gary B. Tilden	By: /s/ Richard G. Campbell
Gary B. Tilden, Chairman	Director – Richard G Campbell

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INGEN TECHNOLOGIES, INC. (“Ingen”)

DIRECTOR’S AGREEMENT

The undersigned Director (“the undersigned”) agrees to serve on the above company’s Board of Directors from the Directors’ meeting held on March 19, 2015 to the date of the Shareholders’ Annual Meeting in the next calendar year.

In exchange for serving in this capacity, the undersigned has been granted 1,000,000 shares of Ingen Preferred Series A shares. These shares are restricted and cannot be sold or otherwise transferred by the undersigned except as provided by law, and in no event, prior to the end of the period of time of the undersigned’s service as a company Director as provided in the first paragraph of this Agreement.

The undersigned must remain a Director of the company for the time period above to retain the shares. If he does not serve as a Director for the time period above (unless due to an Act of God or his long-term incapacitation), then the undersigned agrees to return all of the shares listed above to the Company immediately upon his resignation or dismissal from the Board. The Company will not dismiss the undersigned without cause, and with notice and an opportunity for the undersigned to be heard by the Board first.

The undersigned is entitled to $500.00 for each Directors meeting that he physically attends and $500.00 for any telephonic meeting, meeting-without-notice proceeding, or other official meeting or action of the Board (such as the consideration and passage of a Board Resolution) for which he signs a Waiver of Notice and Consent.

The undersigned pledges his best efforts and promises to conduct himself in a professional manner in carrying out the duties as a Director of the company. The undersigned promises not to divulge to others and will not use confidential or proprietary information of Ingen for his or anyone else’s gain (during or after the time in which the undersigned is a company Director). Unless as otherwise approved in advance by the Ingen Board of Directors, the undersigned promises that he will not serve as a director, officer, employee, agent or consultant to any competing business enterprise of Ingen’s during the time in which he is a Director of the company.

It is understood that the company does not have errors and omissions insurance for management as of the date of this Agreement, however, the company will obtain such insurance, upon reasonably adequate terms, as soon as it can afford it.

The company will pay the reasonable expenses of the undersigned in carrying out his duties as a Director; however, any expenses in excess of $25.00 must be approved by company CEO David S Hanson in advance. Except to the extent not allowed by Georgia law, the company hereby holds the undersigned harmless from liability to the company, its shareholders and any third parties for acts and omissions while a Director of the company and further agrees to indemnify and defend the undersigned in the event of any action taken by the company, its shareholders or third parties against the undersigned in his or her position as Director of the company.

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Any disputes arising from this Agreement not resolved by the parties in a good faith, timely manner shall be arbitrated within Riverside County, California under the rules and procedures of the American Arbitration Association. Attorney’s fees and costs are to be awarded to the prevailing party.

Dated this 19th day of March, 2015.

Ingen Technologies, Inc.

By: /s/ Gary B. Tilden	By: /s/ Donn W. Miller
Gary B. Tilden, Chairman	Director – Donn W Miller

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